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                                                                   EXHIBIT 10.43


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                            VOLUME PURCHASE AGREEMENT


         This Volume Purchase Agreement, dated as of April 8, 1999, is made by and between Komag, Incorporated, a Delaware corporation ("KOMAG") and Western Digital Corporation, a Delaware corporation ("WDC").


                                   BACKGROUND


         A. Komag and WDC are entering into an Asset Purchase Agreement of even date herewith pursuant to which Komag is acquiring certain assets used in the production of certain product components (the "ASSET PURCHASE AGREEMENT").

         B. The parties acknowledge that this Volume Purchase Agreement is part of a significant strategic relationship, in which Komag is purchasing assets from WDC to produce media and WDC is agreeing to purchase certain of its requirements of media from Komag, and Komag is agreeing to supply such requirements to WDC, to enable Komag to spread costs for media over a greater volume, and to enable Komag to incur the significant research and development costs associated with the historically rapid technology advances and short product cycles for media, and to enable WDC to obtain favorable pricing on a consistent supply of high-quality, state-of-the-art media, all to the mutual benefit of Komag and WDC.

         C. WDC desires to purchase, and Komag desires to sell to WDC, certain products manufactured using such acquired assets as well as other products manufactured by Komag, all in accordance with the terms of this Volume Purchase Agreement.

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, as well as a portion of the stock issued pursuant to the Asset Purchase Agreement, the parties agree as follows:


                             ARTICLE 1: DEFINITIONS

         For the purposes of this Volume Purchase Agreement, unless the context otherwise requires, the following terms will have the respective meanings set out below and grammatical variations of such terms will have corresponding meanings:

         1.1 "A-BUILD" of a WDC product has the meaning assigned thereto in WDC's classifications as of the Effective Date, and is the product "build" (e.g. A-0 build, A-1 build), developed before the Pilot Build or PMT Build has been developed.

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         1.2 "ACTIVE PROGRAM" means a Program for a Product that is being purchased and sold under this Agreement that has not yet undergone an End of Life.

         1.3 "ACTUAL MEDIA REQUIREMENTS" shall have the meaning set forth in
Section 4.2.

         1.4 "AFFILIATE" of a party means any entity that directly or indirectly controls, is under common control with, or is controlled by, such party. As used in this definition, "control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through beneficial ownership of securities or other ownership interests, by contract or otherwise).

         1.5 "COMPONENT" means a component of a WDC product.

         1.6 "DAYS" means consecutive calendar days.

         1.7 "DELIVERY DATE" or "SCHEDULED DELIVERY DATE" means the agreed date of delivery of Products as specified in Pull Requests.

         1.8 "DISENTANGLEMENT" means a period of no more than [***] Days after termination of this Agreement to allow for (a) the transfer by Komag to WDC of any non-proprietary documentation of work processes and data that would be needed to allow WDC to continue to obtain Media comparable to the Products from alternate manufacturers; (b) the prompt and orderly conclusion of all work under this VPA, including without limitation the acknowledgment of Purchase Orders and the fulfillment of any Pull Requests during such [***]-Day period; (c) [***]; and (d) the prompt ramp-up to full volume production by an alternative provider or alternative providers of Media for WDC's requirements; provided, however, that nothing in (a) through (d) will be construed to require Komag to disclose or license any proprietary information or other intellectual property to any third party.

         1.9 "EFFECTIVE DATE" means the Closing Date, as such term is defined in the Asset Purchase Agreement.

         1.10 "END OF LIFE" has the meaning set forth in EXHIBIT D.

         1.11 "EXHIBIT" means an attachment to this VPA. Exhibits are incorporated herein by reference thereto.

         1.12 "FGI" has the meaning set forth in Section 5.1.

         1.13 "FISCAL QUARTER" means the fiscal quarters of WDC set forth on EXHIBIT A.






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         1.14 "FORCE MAJEURE EVENT" means an act of nature, civil disruption, power outage, public enemy, government action, or freight embargo beyond the control of a party.

         1.15 "INACTIVE PROGRAM" means a Program that has undergone an End of Life.

         1.16 "JIT HUB INVENTORY WATERMARK" means a quantity of Units equal to the product of two times the quotient of (a) WDC's most recent forecasted requirements for the four full calendar weeks following the week in which the computation is made, divided by (b) four.

         1.17 "JIT HUBS" has the meaning set forth in Section 5.3.

         1.18 "LEAD TIME" means, for purposes of this VPA, the minimum length of time prior to a specific Delivery Date that Komag must receive a Pull Request to ensure delivery by such date.

         1.19 "MATERIAL DEFAULT" shall mean the occurrence of any of the following:

              1.19.1 Failure of Komag to deliver (subject to Section 6.6) in a given Fiscal Quarter the lesser of (a) [***]% of the WDC Actual Media Requirements during such Fiscal Quarter; (b) [***]% of the Units in the Purchase Order for such Fiscal Quarter delivered by WDC under Section 5.2; (c) the number of Units of "Fiscal Quarterly Purchase Requirements" in the chart below for the year in which such Fiscal Quarter falls; and (d) the number of Units equal to
(i) Units [***] in such Fiscal Quarter; plus (ii) Units [***]. However, any such failure prior to [***], will not be deemed a Material Default to the extent such failure is attributable to the failure of any Acquired Assets (as such term is defined in the Asset Purchase Agreement) to be year 2000 compliant;

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                                                          FISCAL QUARTERLY
       PERIOD                                                 PURCHASE
      BEGINNING                    PERIOD ENDING            REQUIREMENTS
--------------------------------------------------------------------------------
Effective Date                Effective Date plus [***]     [***] Units
                              months
--------------------------------------------------------------------------------
Effective Date plus [***]     Effective Date plus [***]     [***] Units
months                        months
--------------------------------------------------------------------------------
Effective Date plus [***]     Effective Date plus [***]     [***] Units
months                        months
--------------------------------------------------------------------------------






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              1.19.2 A material breach by either party (other than breach of a payment obligation of WDC under Section 6.5) of any obligation, covenant, or condition under this Agreement that is susceptible of cure, and the failure by the breaching party to cure such breach within 30 Days after the breaching party has received notice of such default (which notice must explicitly assert a Material Default under Section 1.19.2 of this VPA), provided that if the cure requires more than 30 Days, the breaching party fails to (i) promptly take action to cure such breach as quickly as reasonably possible; or (ii) cure such breach within 60 Days after the breaching party has received notice of such default;

              1.19.3 A failure of WDC to meet its payment obligations under
Section 6.5, and the failure by WDC to meet such obligations within 30 Days after WDC has received notice of Komag's intent to discontinue shipping Product pursuant to Section 6.6; or

              1.19.4 An assignment or attempted assignment in violation of
Section 12.4.

         1.20 "MATRIX BUILD" of a WDC product has the meaning assigned thereto in WDC's classifications as of the Effective Date, and is a request by WDC for Media samples with a specified combination or combinations of coercivity and Mrt values.

         1.21 "MEDIA" means recording disks, manufactured by any entity, as used in data storage devices.

         1.22 "PILOT BUILD" of a WDC product has the meaning assigned thereto in WDC's classifications as of the Effective Date, and is typically the large build of a new WDC product in development before it is released to a WDC production facility.

         1.23 "PMT BUILD" of a WDC product has the meaning assigned thereto in WDC's classifications as of the Effective Date, and is typically the first large build of a new WDC product after it has been released to a WDC production facility.

         1.24 "PRICE" means the amount charged for Products, as specified in
Section 6.1.

         1.25 "PRODUCT" means the Media manufactured by Komag.

         1.26 "PROGRAM" means a WDC product classification, currently including, for example, "Hunter" and "Rebel" disk drives. A Program may include various capacities, numbers of disks per drive, drive performance specifications, or drive interfaces (such as SCSI or ATA).

         1.27 "PULL REQUEST" means a request made by WDC to Komag for delivery of Products from a JIT Hub.






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         1.28 "PURCHASE ORDER" means a purchase order placed by WDC to Komag for
Products as contemplated by this VPA.

         1.29 "PURCHASE REQUIREMENTS" means the number of Units WDC is required to purchase and Komag is required to sell under Section 4.1.

         1.30 "REPLACEMENT PRODUCTS" has the meaning set forth in EXHIBIT D.

         1.31 "RMA" means returned material authorization.

         1.32 "SECTION" means a numbered section of this VPA.

         1.33 "SPECIFICATIONS" means designs, drawings, prints and written descriptions, specification reviews and requirements for Products that have been developed by WDC and Komag as of the date of this VPA, or which may be developed by WDC and Komag during the term of this VPA.

         1.34 "STOP SHIP ORDER" means a stop ship order under WDC's established stop ship procedure 80-005447-000, resulting from a Product failing quality parameters.

         1.35 "SUBCONTRACT" means an arrangement through which a disk drive supplier has disk drives made or assembled by a subcontractor, and such subcontractor provides such drives to the supplier for sale to third parties.

         1.36 "TARGET FGI" has the meaning set forth in Section 5.3.

         1.37 "UNIT" means a single Product.

         1.38 "VPA" means this Volume Purchase Agreement, including the
Exhibits.

         1.39 "WIP" means work in process, as such term is generally understood in the Media industry.


                         ARTICLE 2: AGREEMENT STRUCTURE

         2.1 BACKGROUND. Komag and WDC agree that this VPA creates a high degree of mutual dependence between Komag and WDC. Each party agrees to diligently cooperate with the other party to accomplish the objectives of this VPA.

         2.2 AGREEMENT COMPONENTS. This VPA consists of this VPA (including its Exhibits), Purchase Orders and Pull Requests. If there is a conflict among the terms and conditions of the






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various documents or an ambiguity created by differences therebetween, the order of precedence will be (i) this VPA (excluding its Exhibits), (ii) Exhibits, and
(iii) Purchase Orders and Pull Requests.

         2.3 PURCHASE ORDER. Purchase Orders will be used to convey the Purchase Orders Price and number of Units, and accordingly Purchase Orders must contain the following: part number, Price, Units ordered, customer name, ship to address (destination), bill to address, and Purchase Order number. Delivery Dates shall be determined in accordance with Section 5.2. The parties acknowledge that such Purchase Orders, as well as confirming documents, acknowledgments, forms, invoices and the like used in the ordinary course of business may contain other terms and conditions. The parties agree that this VPA will take precedence over any such document or other communication, representation or understanding whether oral or written and that any term or condition relating to the subject matter of this VPA that is inconsistent with this VPA (whether in contradiction to, in addition to, or that would result in any ambiguity with respect to any term or condition in this VPA) will be deemed deleted and be of no force, including, but not limited to, any term or condition purporting to supersede this VPA in whole or in part or purporting to make any offer, acceptance, term, condition or other action conditional upon acceptance of, or indicating agreement to, any inconsistent term or condition. The foregoing may not be modified or waived except by written agreement of the parties, specifically referencing this VPA, and signed by officers of both parties. The parties agree that, without limiting Section 12.1, the foregoing shall not be superseded, altered, or overridden by any provision in the Uniform Commercial Code as it may have been adopted by any competent jurisdiction.

         2.4 EXHIBITS. The following Exhibits are incorporated into this VPA by reference and deemed to be a part hereof:

         Exhibit A:   WDC Fiscal Quarters

         Exhibit B:   Initial Prices

         Exhibit C:   Qualification Sample Prices

         Exhibit D:   Supplier Warranty and Replacement Product Terms


                ARTICLE 3: PRODUCT QUALIFICATION AND DEVELOPMENT

         3.1 QUALIFICATION PROCESS. Each of the parties shall use commercially reasonable efforts to qualify Komag's Products on all Programs. Such efforts will require qualification of Products in combination with other Components (such as multiple combinations of Media and recording heads), as well as the subsequent qualification of WDC's disk drives incorporating such combinations at each WDC customer. Subject to Section 4.3, WDC agrees that Product qualifications must include sufficient WDC Programs, Component combinations and customers to allow WDC to meet its






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Purchase Requirements for Products under this VPA, taking into account that a
Product may fail to qualify in a Program or Components combination, or for a customer, from time to time.

         3.2 QUALIFICATION LOCATIONS. Following the Effective Date, Komag intends to manufacture Products under this Agreement using in-line and static sputtering processes at factory locations in Santa Clara and San Jose, California, and in Penang, Malaysia. Both parties recognize that WDC must qualify Products for its Programs specifically by process and factory location in accordance with industry practice.

              3.2.1 INITIAL PERIOD. To permit a consolidation of WDC's Santa Clara facilities into Komag's manufacturing operations in the most expeditious manner, (i) WDC and Komag each agree during an initial transition period, not to exceed [***] months following the Effective Date, to use commercially reasonable efforts to [***]

              3.2.2 SUBSEQUENT PERIOD. After the initial transition period described in Section 3.2.1, (i) WDC and Komag each shall use commercially reasonable efforts to [***]

         3.3 QUALIFICATION SAMPLES. The prices for qualification sample Products during the first three years of the term of this VPA are indicated in EXHIBIT C.

         3.4 CURE OF FAILURE. In the event the parties fail to qualify Products pursuant to Section 3.1, or to resolve a Stop Ship Order, the parties will use their best efforts to cure such failure until the midpoint of life of the Active Program. Thereafter, the parties will be obligated to continue to exert such efforts only as mutually agreed.


                ARTICLE 4: PRODUCT PURCHASE AND SALE COMMITMENTS

         4.1 MINIMUM PURCHASES AND SALES. WDC shall purchase Media from Komag, and Komag shall sell Media to WDC, in the amounts and for the periods specified in the following table:

----------------------------------------------------------------------------------------------
        PERIOD BEGINNING               PERIOD ENDING              PURCHASE REQUIREMENTS
----------------------------------------------------------------------------------------------
Effective Date                 Effective Date plus [***]       The lesser of [***] Units and
                               months                          [***]% of WDC's Actual Media
                                                               Requirements.
----------------------------------------------------------------------------------------------
Effective Date plus [***]      Effective Date plus [***]       The lesser of [***] Units and
months                         months                          [***]% of WDC's Actual Media
                                                               Requirements.
----------------------------------------------------------------------------------------------






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
----------------------------------------------------------------------------------------------
        PERIOD BEGINNING               PERIOD ENDING              PURCHASE REQUIREMENTS
----------------------------------------------------------------------------------------------
Effective Date plus [***]      Effective Date plus [***]       The lesser of [***] Units and
months                         months                          [***]% of WDC's Actual Media
                                                               Requirements.
----------------------------------------------------------------------------------------------


         4.2 ACTUAL MEDIA REQUIREMENTS. For the avoidance of doubt,

              4.2.1 "ACTUAL MEDIA REQUIREMENTS" when used in Section 4.1 includes [***]

              4.2.2 "ACTUAL MEDIA REQUIREMENTS" when used in Section 4.1 does not include [***]

              4.2.3 "ACTUAL MEDIA REQUIREMENTS" when used in Section 4.1 includes [***].

         4.3 COMPOSITION OF DEMAND. [***].

         4.4 QUARTERLY MILESTONES. The Purchase Requirements are annual requirements. However, without limiting either party's obligations under Section 4.1, WDC shall use commercially reasonable efforts to purchase, and Komag shall use commercially reasonable efforts to sell to WDC, in each Fiscal Quarter, a number of Units consistent with WDC's forecast referenced in Section 5.1.

         4.5 ADDITIONAL DEMAND. WDC may, but will not be obligated to, request that Komag provide Units in excess of the Purchase Requirements. Purchase Orders for such additional Units may be issued at any time by WDC, but will be subject to acceptance by Komag in its sole discretion. Pricing and other terms for such excess Units shall be separately negotiated and not subject to the Prices and terms set forth in this VPA.


                     ARTICLE 5: PURCHASE OF PRODUCTS BY WDC

         5.1 FORECASTS AND PLANNING SCHEDULES. By the Effective Date, WDC shall provide to Komag a current written forecast of demand for Products WDC expects to purchase during the first twelve months of the term of this VPA. Thereafter during the term of this VPA, on a monthly basis, WDC shall provide an updated forecast for any quantities of such Product WDC expects to purchase in the following twelve months. The most recently issued forecast will supersede all previous forecasts. No less than five Days from receipt of each of the monthly WDC forecasts, Komag shall confirm supply for a rolling three month period (current month plus two). During the term of this VPA on a monthly basis, Komag shall provide to WDC a current written summary of the Product finished goods inventory ("FGI") intended for WDC. This summary shall list by Komag manufacturing site and JIT Hub location the amounts and types of FGI being held by Komag for each of WDC's Programs.






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         5.2 ISSUING PURCHASE ORDERS AND PULL REQUESTS. WDC shall, at least 30
Days before the beginning of each Fiscal Quarter, submit to Komag a Purchase Order for such Fiscal Quarter for all Units WDC has forecasted it may require during such Fiscal Quarter. No less than two Business Days after receipt of each Purchase Order, Komag shall issue an acknowledgement confirming the quantity and other terms thereof. WDC shall transmit a Pull Request by facsimile or other agreed upon means to communicate to Komag, at the applicable JIT Hub, the part number, quantity and Delivery Date and time of each Product required. WDC's transmission of a Pull Request is authorization for Komag to ship and invoice WDC against the Purchase Order for the part numbers and quantities set forth in the Pull Request. Komag shall deliver Product from the JIT Hub upon receipt of the Pull Request, in accordance with Lead Times. WDC and Komag shall, prior to the commencement of each Fiscal Quarter, establish mutually acceptable Lead Times for Pull Requests, which Lead Times shall in no event exceed eight hours.

         5.3 KOMAG PRODUCTION AND INVENTORY. During the term of this VPA, WDC will be issuing forecasts and Purchase Orders and Komag will be producing FGI to meet WDC's needs shown in the Purchase Orders. WDC's forecast for a certain Fiscal Quarter are not commitments by WDC to buy a specific amount of Product in a specific period of time. Komag will use WDC's forecast for planning of its production capacity to support WDC. Unless given written authorization by a WDC Materials manager to make a temporary exception, Komag shall manage and limit its production of FGI so that on any given date FGI does not exceed WDC's most current forecasted requirements of FGI for the subsequent four week period (the "TARGET FGI"). Komag shall maintain Products in inventory for WDC at locations close to WDC factories ("JIT HUBS"). Provided WDC has issued a relevant Purchase Order, Komag shall, promptly after the Effective Date, use commercially reasonable efforts to establish a level of Product inventory for each Program at each JIT Hub equal to the JIT Hub Inventory Watermark and to replenish each reduction requested by WDC from such inventory within four weeks from the date of such reduction.

         5.4 END OF LIFE. WDC shall use commercially reasonable efforts to notify Komag as soon as possible before the termination of each Program.

         5.5 LIABILITY ON CANCELLATION. Subject to WDC's obligations under
Section 4, WDC shall have the right to cancel Purchase Orders for Products (except the final Purchase Order issued under Section 9.1) , in whole or in part, placed in accordance with the provisions of this VPA upon written notice to Komag. WDC's maximum liability to Komag for FGI upon such cancellation shall be limited to [***].

         Notwithstanding the foregoing, during the ramp period of any Product, not to exceed six weeks, the parties shall first meet and agree on the number equal to "IW" for the purpose of calculating liability under this Section 5.5 for any cancellation of a Purchase Order which occurs during any portion of such a ramp period. Komag shall (i) use all commercially reasonable efforts to






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find a substitute buyer and mitigate any potential loss; (ii) participate in an audit of lead time efficiency as reasonably requested by WDC; and (iii) negotiate with WDC to adjust the above formula for reductions in the lead time to fabricate Media that are achieved by Komag.


                 ARTICLE 6: PRICE AND PAYMENT TERMS FOR PRODUCTS

         6.1 PRODUCT PRICING. The initial Unit Prices WDC will pay for Products purchased during the first [***] months of the term of this VPA are set forth in EXHIBIT B. Commencing with the first [***] after such [***] period, the parties shall, beginning no later than [***] Days before the beginning of such [***], negotiate Prices for the Products on a [***] basis (the "PRICES"). The parties shall conclude such negotiations no later than [***] Days before the beginning of such [***]. Komag shall, no later than [***] Days before the beginning of each such [***], notify WDC of the agreed-upon Prices applicable to such [***] by means of a pricing letter. [***] Notwithstanding the foregoing, the parties agree that the review of such prices and terms shall not require the parties [***]. [***].

         6.2 PRICING DISPUTES. In the event the parties cannot agree upon pricing as described in Section 6.1, either party may, upon written notice to the other, submit such dispute to the Chief Executive Officer of Komag; and the Chief Executive Officer of WDC, or their respective designees, who shall meet to attempt to resolve the dispute by good faith negotiations. In the event the parties are unable to come to agreement upon Prices within 5 Days after such notice is given, either party may proceed with arbitration as follows. The parties will submit the matter of pricing to binding arbitration in San Francisco, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each party shall appoint one arbitrator, and the two arbitrators thus appointed will appoint a third arbitrator. The parties shall instruct the arbitrators to make a determination of pricing using the standards set forth in Section 6.1, but in no event outside of the range of the "bid" and "asked" prices established by the respective positions of the parties in the last good faith negotiations prior to referral to arbitration. The parties shall also instruct them to come to a decision within 20 Days after submission of the dispute to arbitration. During the pendency of such arbitration, the Prices in effect immediately before the arbitration shall remain in effect. If a price change is awarded, the party, if any, which owes a balance shall pay such balance; and in the event such party fails to pay such balance within ten Days after the date of the award, interest will accrue beginning ten Days after the date of the award, at the maximum rate permitted by law in California. Each party shall bear its own arbitration costs and expenses; provided, however, that the arbitrators may modify the allocation of fees, costs and expenses in the award in those cases where fairness dictates other than each party bearing its own fees, costs and expenses. The award shall be final and binding on the parties, and judgment on the award may be entered in and enforced by any court of competent jurisdiction.






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         6.3 TAXES AND DUTIES. Unless otherwise specifically provided herein, the amount of any present or future sales, revenue, excise or other tax applicable to the Products, will be added to the Price and will be paid by WDC, or in lieu thereof WDC shall provide Komag with a tax exemption certificate acceptable to the taxing authorities. In the event Komag is required to pay any such tax, fee, or charge, at the time of sale or thereafter, WDC shall reimburse Komag therefor. Notwithstanding the foregoing, WDC will not be responsible for any taxes on Komag's income.

         6.4 TAX MINIMIZATION. The parties acknowledge that Komag's Malaysian manufacturing operations, including the tax holiday status of such operations, provide a path to the industry's lowest cost structure. To ensure that both parties derive benefit from this advantageous manufacturing location, the parties shall adopt business practices (e.g. sales terms, title passage, importer of record, and warehousing practices) that maximize the benefits of Komag's tax holiday position in Malaysia to the extent not inconsistent with WDC's reasonable business objectives.

         6.5 PAYMENT TERMS. For shipments through Komag's designated JIT Hub, Komag shall invoice WDC upon delivery of Product to the receiving dock of WDC's manufacturing locations in Malaysia and Singapore. For shipments direct to WDC, Komag will invoice upon shipment. Terms for payment of all invoices will be net [***] Days from date of invoice. In the event payment is not received by Komag within such period, Komag shall notify WDC and WDC shall make prompt payment of the amount due. WDC will be liable for interest on any overdue payment under any such invoice, up to the maximum legal rate in California. Notwithstanding the foregoing, payment terms shall be payment in advance in the event of the bankruptcy or insolvency of WDC or in the event any proceeding is brought (a) voluntarily by WDC under the bankruptcy or insolvency laws; or (b) involuntarily against WDC under the bankruptcy or insolvency laws, and not dismissed within 90 Days.

         6.6 LATE PAYMENTS. If (a) WDC's account with Komag is past due in any amount, by more than [***] Days; (b) WDC does not make payment in advance as required under Section 6.5; or (c) if WDC's account with Komag is past due in any amount in excess of the greater of (i) $[***]; and (ii) [***]% of WDC's total accounts receivable balance under this Agreement; by more than [***] Days; then Komag may discontinue shipping Products upon [***] Days' advance written notice to WDC and opportunity for WDC to cure within such [***]-Day period. Units that Komag does not ship in accordance with this Section 6.6 shall not count towards the Units purchased by WDC to fulfill its Purchase Requirements, until such Units are shipped by Komag. The parties agree that a senior officer designated by each party will meet to resolve any issues relating to overdue amounts.


                  ARTICLE 7: SHIPMENT AND DELIVERY OF PRODUCTS

         7.1 SHIPMENT OF PRODUCT. Except as otherwise specified with respect to direct shipments under Section 6.5, Delivery will be made DDU (i.e., the ICC standard shipping term for delivery duty unpaid), and liability for loss or damage to Products will pass to WDC upon Komag's delivery






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of the Products to WDC. As between the parties, Komag will bear the cost for insurance relating to delivery of the Products. For deliveries within Malaysia or Singapore, Western Digital Malaysia SDN. BHD. or Western Digital (Singapore Pte. Ltd.), respectively, will be the "importer of record" for GST purposes. The Products shall be delivered to WDC from a Komag JIT Hub to a WDC factory. Komag may deliver the Products in installments subject to Section 5.2. Unless otherwise agreed, all Products will be packaged, and packed in accordance with Komag's normal practices. All Product packages shall be labeled in accordance with applicable customs regulations. Komag may ship, determine freight forwarder, and provide delivery support by the method it deems most advantageous. WDC shall ensure that the freight forwarder selected by Komag may use WDC's "Manufacturer's Export Status" for shipments on behalf of WDC to Singapore, so long as the parties mutually agree. Transportation charges are included in the Unit Price. Komag shall deliver, upon request from WDC, appropriate import certificates for duties paid on Media purchased from Komag, imported by Komag into the United States and delivered to WDC in the United States.

         7.2 ON TIME DELIVERY. Komag shall use commercially reasonable efforts to maintain 100% on-time delivery of each Pull Request from a JIT Hub.

         7.3 LATE DELIVERY. Komag shall notify WDC immediately if for any reason Komag fails to comply or anticipates that it may fail to comply with the terms of a Pull Request (including, but not limited to, failure to meet a Delivery Date or delivery of less than the ordered Units). In the event of a late delivery, the parties will cooperate in good faith to minimize the disruption caused to WDC by such late delivery.

         7.4 EXPORT REGULATIONS. WDC and Komag shall comply with all export control laws and regulations applicable to the export or reexport of Products or any related technology. The party undertaking such export or reexport shall be responsible for obtaining any required documents, authorizations and approvals prior to any such export or reexport.


          ARTICLE 8: WARRANTIES AND INTELLECTUAL PROPERTY INFRINGEMENT

         8.1 WDC GENERAL WARRANTIES. WDC has the corporate power and authority to own its properties and to carry on its business as now being conducted and as contemplated to be conducted. WDC is duly qualified to do business and in good standing as a foreign corporation under the laws of each jurisdiction in which the failure to be so qualified would have a material adverse effect on WDC.

         8.2 PRODUCT LIMITED WARRANTY. Komag's warranty for Products under this Agreement, and the remedies for breach of such warranty, will be as set forth in EXHIBIT D.

         8.3 DISCLAIMER. THE WARRANTIES AND OBLIGATIONS OF THIS SECTION 8 AND EXHIBIT D WILL BE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER






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WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE
WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGMENT, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

         8.4 INFRINGEMENT INDEMNITY

             8.4.1 INDEMNIFICATION. Komag shall defend any claim, suit or proceeding brought against WDC to the extent such suit or proceeding is based on a claim that any Product furnished hereunder, alone and not in combination with any other product, constitutes an infringement of any U.S. patent or U.S. copyright, provided WDC gives Komag prompt notice of any such claim, suit or proceeding, in writing and authorizes Komag to settle or defend any such claim, suit or proceeding and assists Komag in so doing (at Komag's expense) upon request by Komag. Komag shall pay WDC's reasonable attorneys fees and all damages and costs awarded against WDC arising out of such claim, suit or proceeding.

             8.4.2 LIMITED REMEDIES. If the use of a Product is enjoined, Komag shall, in its sole discretion and at its own expense, either (a) procure for WDC the right to continue using such Product; (b) replace same with a noninfringing product; (c) modify the Product so that it becomes noninfringing; or (d) if Komag is unable to reasonably do any of the above, refund the Price for such Product.

             8.4.3 EXCLUSIONS. Komag shall not be liable for, and WDC shall indemnify, defend and hold Komag harmless from, any expenses, damages, costs or losses resulting from any suit or proceeding based upon a claim arising from (a) compliance with WDC's designs, specifications, or instructions; (b) a modification of the Product by a party other than Komag; (c) the use of any Product or part thereof furnished hereunder in combination with any other product;; or (d) intellectual property infringements to the extent arising out of the use of the Acquired Assets (as such term is defined under the Asset Purchase Agreement), or any technology or intellectual property licensed or otherwise provided to Komag in connection with the Acquired Assets under the Asset Purchase Agreement, if such infringements would not have arisen using the assets, technology and intellectual property used by Komag prior to the Effective Date. WDC shall pay Komag's reasonable attorneys fees and all damages and costs awarded against Komag arising out of such claim, suit or proceeding.

             8.4.4 LICENSE. Sale of any Product or any part thereof by Komag does not confer upon WDC any license under any patent rights or copyrights.

             8.4.5 SOLE LIABILITY. THIS PROVISION 8.4 IS IN LIEU OF ALL OTHER EXPRESS, IMPLIED OR STATUTORY WARRANTIES AGAINST INFRINGEMENT AND WILL BE THE SOLE AND EXCLUSIVE REMEDY FOR INTELLECTUAL PROPERTY INFRINGEMENT OF ANY KIND. IN NO EVENT SHALL KOMAG'S TOTAL LIABILITY FOR






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SUCH INFRINGEMENT EXCEED THE AGGREGATE SUM PAID BY WDC FOR THE ALLEGEDLY
INFRINGING PRODUCTS.


                         ARTICLE 9: TERM AND TERMINATION

         9.1 TERM. This VPA will continue in force for an initial term of three years after the Effective Date, and will terminate at the end of such initial term unless otherwise agreed by the Parties in writing. In the event WDC does not wish to renew the term of this Agreement after such initial term, WDC shall notify Komag no later than 30 Days before the beginning of the final Fiscal Quarter of such initial term, and issue to Komag a binding final Purchase Order for such Fiscal Quarter.

         9.2 TERMINATION FOR CAUSE. Either party may terminate this VPA in the event of a Material Default of this VPA by the other party, upon notice to such other party, which notice must describe the reason for such termination and must specify the termination date, which termination date must be no earlier than 5 Days after the date of such notice. The parties acknowledge that neither party will have the right to terminate this Agreement due to any breach of this Agreement other than a Material Default; and in the case of such other breach, subject to Sections 10.2 and 11.6, the non-breaching party's only remedy under this Agreement will be an action for damages.

         9.3 TERMINATION FOR INSOLVENCY. This VPA may be terminated by either party by notice to the other party upon (i) the commencement by the other party of a voluntary or involuntary proceeding under any federal, state, provincial or foreign bankruptcy law or similar law which is not dismissed within 90 Days;
(ii) the appointment for the other party of a receiver, trustee or similar official or a general assignment for the benefit of such party's creditors;
(iii) the winding up or liquidation of the other party; or (iv) a party becomes unable to pay its debts either because it is subject to a Suspension of Payments order, bankruptcy, or other insolvency proceeding. In the case of (i) to (iv) above, termination may also be effected by serving notice on the liquidator, administrator, or receiver, as the case may be.

         9.4 RIGHTS UPON TERMINATION. Upon termination, Komag shall complete and WDC shall pay for all Products in accordance with Section 6.5 and Komag shall continue to perform its obligations with respect to Replacement Products under EXHIBIT D. Komag and WDC shall cooperate to perform an orderly Disentanglement following termination.

         9.5 SURVIVAL. The following provisions will survive the termination or expiration of this VPA: Articles 1, 2, 8, 9.4, 10, 11, and 12, as well as any obligations arising before the effective date of termination or expiration.


                       ARTICLE 10: LIMITATION OF LIABILITY






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         10.1 LIMITATION OF LIABILITY. EXCEPT FOR ARTICLE 11 (CONFIDENTIALITY),
NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         10.2 PERFORMANCE. Notwithstanding the foregoing, in light of the fact each of the parties entered into the Asset Purchase Agreement and this VPA in reliance on the full and faithful performance by the other party of its obligations (including but not limited to purchase and sale obligations) hereunder, the parties agree that damages would be an inadequate compensation for the breach by the parties of such obligations and accordingly, upon any such breach, in addition to monetary damages, a party shall be entitled to obtain an order for specific performance of such obligations at any court having jurisdiction over the other party.

         10.3 YEAR 2000 LIABILITY. Except for WDC's right to purchase from other suppliers as provided under Section 4.3, in no event shall Komag have any liability for any failure to provide Products hereunder prior to July 1, 2000, if such failure is attributable to the failure of any Acquired Assets (as such term is defined in the Asset Purchase Agreement) to be year 2000 compliant.


                           ARTICLE 11: CONFIDENTIALITY

         11.1 "CONFIDENTIAL INFORMATION" means any information disclosed by one party (the "DISCLOSING PARTY") to the other (the "RECEIVING PARTY") in relation to this VPA, which, if in written, graphic, machine-readable or other tangible form is marked as "Confidential" or "Proprietary," or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential and reduced to a writing marked "Confidential" and delivered to the Receiving Party within 30 Days of such disclosure.

         11.2 EXCLUSIONS. Notwithstanding Section 11.1, Confidential Information will exclude information that the Receiving Party can demonstrate:

              11.2.1 was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information;

              11.2.2 becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this VPA and that had a right to disclose it;

              11.2.3 was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or






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              11.2.4 was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

         11.3 COMPELLED DISCLOSURE. If a Receiving Party believes that it will be compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt written notice so that the Disclosing Party may take steps to oppose such disclosure, and the Receiving Party shall assist in opposing such disclosure at the Disclosing Party's expense.

         11.4 CONFIDENTIALITY OBLIGATION. During the term of this VPA and for a period of five years thereafter, the Receiving Party shall keep such Confidential Information in strict confidence and shall not disclose such Confidential Information to any third party without prior written consent of the Disclosing Party.

         11.5 CONFIDENTIALITY OF AGREEMENT. Each party agrees that the terms and conditions, but not the existence, of this VPA will be treated as the other's Confidential Information and that no reference to the terms and conditions of this VPA or to activities pertaining thereto can be made in any form of public or commercial advertising without the prior written consent of the other party; provided, however, that each party may disclose the terms and conditions of this
VPA: (i) subject to the provisions of Section 11.3 as required by any court or other governmental body; (ii) as otherwise required by law; (iii) to legal counsel of the parties; (iv) in connection with the requirements of a public offering, secondary offering, debt offering, or securities filing of the parties, or otherwise as obligated by law; (v) in confidence, to accountants, banks, and financing sources and their advisors; or (vi) in confidence, in connection with the enforcement of this VPA or rights under this VPA.

         11.6 REMEDIES. Unauthorized use by a party of the other party's Confidential Information will diminish the value of such information. Therefore, if a party breaches any of its obligations with respect to confidentiality or use of Confidential Information hereunder, the other party will be entitled to seek equitable relief to protect its interest therein, including injunctive relief, as well as money damages.

         11.7 NON-DISCLOSURE AGREEMENTS. Each party shall obtain the execution of proprietary nondisclosure agreements with its Affiliates, including but not limited to the party's and/or Affiliates' respective agents and consultants having access to Confidential Information of the other party, shall diligently enforce such agreements with respect to the Confidential Information, and shall exercise due care to control the actions of such Affiliates, employees, agents and consultants in this respect so long as they have a working relationship with the party obligated hereunder to obtain such nondisclosure agreements.


                              ARTICLE 12: GENERAL






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         12.1 GOVERNING LAW AND JURISDICTION. This VPA will be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of California applicable to agreements executed, delivered and performed within such State, without regard to the principles of conflicts of laws thereof. Each of the parties hereby consents to the jurisdiction of any state or federal court located within the county of Santa Clara in the State of California (except for resolution of pricing disputes as described in Section 6.2), and each of the parties hereby: (i) waives any objection to venue of any action instituted under this VPA, and (ii) consents to the granting of such legal or equitable relief as is deemed appropriate by any aforementioned court.

         12.2 FORCE MAJEURE. A defaulting party shall provide the nondefaulting party immediate notice of any anticipated delay or failure of compliance due to a Force Majeure Event; provided, however, that any such act will not relieve the defaulting party's obligations hereunder.

         12.3 TRADEMARKS. Nothing in this VPA gives either party a right to use the other party's name, trademark(s), or trade name(s), directly or indirectly, without the other party's prior written consent, except as may be required by applicable law or court order. In such a case, the party required to disclose such information shall provide prompt notice of such requirement in order that the other party may seek appropriate protective orders.

         12.4 ASSIGNMENT. Except as set forth in this Section 12.4, neither this Agreement, nor any of the rights or obligations hereunder, may be assigned, transferred, subcontracted or delegated by a party hereto to any third party, including without limitation, by operation of law or pursuant to a Change of Control (as defined below). Notwithstanding the foregoing, (a) Komag may assign this Agreement, and the rights and obligations hereunder, without the prior consent of WDC, in connection with a Change of Control, except to a Prohibited Assignee (as defined below); (b) Komag may assign all or part of this Agreement, or the rights and obligations hereunder, without the prior consent of WDC, to Komag USA (Malaysia) SDN; and (c) WDC may assign this Agreement, and the rights and obligations hereunder, without the prior consent of Komag, to a third party in connection with a Change of Control; so long as WDC assigns all obligations under this Agreement to any party that succeeds to all or substantially all of WDC's disk drive production business. For purposes of this Section 12.4, "CHANGE OF CONTROL" shall mean (i) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all, or substantially all, of the assets of such party, (ii) any consolidation or merger or other combination of a party in which such party is not the continuing or surviving corporation or pursuant to which shares of such party's common stock would be converted into cash, securities or other property (other than a merger of such party in which the holders of such party's common stock immediately prior to the merger hold at least a majority of the outstanding securities of the combined entity), or (iii) any transaction (or series of related transactions) pursuant to which any person (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of [***]% or more of such party's






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outstanding common stock. For purposes of this Section 12.4, "PROHIBITED
ASSIGNEE" shall mean any third party who (x) [***] Any purported assignment of this VPA or the rights or obligations of a party under this VPA in violation of this Section 12.4 shall be null, void and of no further force or effect and shall constitute a Material Default.

         12.5 SEVERABILITY. If any of the provisions of this VPA are held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions of this VPA will remain in full force and effect.

         12.6 FAILURE TO ENFORCE. The failure of either party to enforce at any time or for any period of time the provisions of this VPA will not be construed to be a waiver of such provisions or of the right of such party to enforce each and every provision of this VPA in the future.

         12.7 AGENCY. This VPA does not create a principal to agent, employer to employee, partnership, joint venture, or any other relationship except that of independent contractors between Komag and WDC.

         12.8 REQUEST IN WRITING. All requests such as Pull Requests, acceptances/rejections, notices, must be made or confirmed in writing. Such writings must take the form of electronic mail (receipt confirmed), facsimile (receipt-confirmed) and/or posted letter (return-receipt).

         12.9 COUNTERPARTS. This VPA may be executed in one or more counterparts, each of which will be deemed to be an original, but all of which will be considered one and the same instrument.

         12.10 NOTICES. Except as otherwise provided herein, all notices hereunder will be deemed given if (a) in writing and delivered personally; or
(b) sent by facsimile transmission that is confirmed by return facsimile or e-mail; to the parties at the following addresses (or at such other addresses as will be specified by like notice):

         (i)      if to WDC, to:

                  Western Digital Corporation
                  8105 Irvine Center Drive
                  Irvine CA  92618
                  Attention: Michael A. Cornelius,
                    VP, Law & Administration, Secretary
                  Fax No.: (949) 932-7837

         (ii)     if to Komag to:

                  Komag, Incorporated






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                  1704 Automation Parkway
                  San Jose, California 95131

                  Attention: Chief Financial Officer
                  Fax No.: 408 944-9234

Any notice given by mail will be effective when received. Any notice given by electronic mail or facsimile transmission will be effective when the appropriate electronic mail or facsimile transmission acknowledgment is received.

         12.11 AMENDMENTS. This VPA may only be amended in writing signed by authorized representatives of each of the parties. To be effective, such amendments must specifically reference this VPA.

         12.12 COMPLETE AGREEMENT. This VPA, Exhibits, and specific Purchase Orders and Pull Requests set forth the complete agreement between the parties regarding their subject matter and replace all prior or contemporaneous communications, understandings or agreements, written or oral, about this subject.

         12.13 PERFORMANCE DURING PENDENCY OF DISPUTES. If a dispute arises between the parties, regardless of whether such dispute requires the use of the arbitration procedures described in Section 6.2, subject to the terms and conditions of this Agreement, (a) in no event nor for any reason shall Komag interrupt the provision of Products to WDC, delay manufacture or delivery of Products or perform any other action that prevents, slows down, or reduces in any way the provision of Products or WDC's ability to conduct its business; and
(b) each party shall continue to perform its obligations under this Agreement, unless: (x) authority to do so has been granted by the other party or conferred by a court of competent jurisdiction; or (y) this Agreement has been terminated pursuant to Section 9.2 or 9.3 and a Disentanglement has occurred.

         IN WITNESS WHEREOF, the parties have caused this VPA to be signed and accepted by their duly authorized representatives, effective as of the Effective Date.



         Western Digital Corporation,       Komag, Incorporated,
         a Delaware corporation.            a Delaware corporation


         /s/ A. Keith Plant                 /s/ Stephen Johnson
         ----------------------------       ----------------------------

         Name:                              Name:
              -----------------------            -----------------------






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         Title:______________________       Title:______________________





























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                                    EXHIBIT A

                               WDC FISCAL QUARTERS


FY'99
MONTH                          START DATE              END DATE          WEEKS IN QTR.
--------------------------------------------------------------------------------------

Q4                                                                   14
April                           03/28/99               04/24/99                4
May                             04/25/99               05/29/99                5
June                            05/30/99               07/03/99                5


FY'00
MONTH                          START DATE              END DATE          WEEKS IN QTR.
--------------------------------------------------------------------------------------
Q1                                                                   13
July                            07/04/99               07/31/99                4
August                          08/01/99               08/28/99                4
September                       08/29/99               10/02/99                5

Q2                                                                   13
October                         10/03/99               10/30/99                4
November                        10/31/99               11/27/99                4
December                        11/28/99               01/01/00                5

Q3                                                                   13
January                         01/02/00               01/29/00                4
February                        01/30/00               02/26/00                4
March                           02/27/00               04/01/00                5

Q4                                                                   13
April                           04/02/00               04/29/00                4
May                             04/30/00               05/27/00                4
June                            05/28/00               07/01/00                5





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
FY'01
MONTH                          START DATE              END DATE          WEEKS IN QTR.
--------------------------------------------------------------------------------------

Q1                                                                   13
July                            07/02/00               07/29/00                4
August                          07/30/00               08/26/00                4
September                       08/27/00               09/30/00                5

Q2                                                                   13
October                         10/01/00               10/28/00                4
November                        10/29/00               11/25/00                4
December                        11/26/00               12/30/00                5

Q3                                                                   13
January                         12/31/00               01/27/01                4
February                        01/28/01               02/24/01                4
March                           02/25/01               03/31/01                5

Q4                                                                   13
April                           04/01/01               04/28/01                4
May                             04/29/01               05/26/01                4
June                            05/27/01               06/30/01                5


FY'02
MONTH                          START DATE              END DATE          WEEKS IN QTR.
--------------------------------------------------------------------------------------
Q1                                                                   13
July                            07/01/01               07/28/01                4
August                          07/29/01               08/25/01                4
September                       08/26/01               09/29/01                5

Q2                                                                   13
October                         09/30/01               10/27/01                4
November                        10/28/01               11/24/01                4
December                        11/25/01               12/29/01                5

Q3                                                                   13
January                         12/30/01               01/26/02                4
February                        01/27/02               02/23/02                4
March                           02/24/02               03/30/02                5







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
Q4                                                                    13
April                           03/31/02               04/27/02                4
May                             04/28/02               05/25/02                4
June                            05/26/02               06/29/02                5


Note: WDC's fiscal year is reported in a 52/53-week period and will end on the Saturday closest to June 30. Each fiscal year will be divided into four quarters. Each quarter will consist of three months, the first and second of which will be four weeks long and the last, five weeks. Each week will begin on Sunday and end on Saturday.





















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                                    EXHIBIT B
                               INITIAL UNIT PRICES


WD FISCAL QUARTER:
         FISCAL QUARTER ENDING [***]                 FISCAL QUARTER ENDING [***]

DOUBLE SIDED DISKS ("DSD"):

[***]

SINGLE SIDED
[***]


Notes:

1. Above prices are based on WDC specification and Komag specification reviews that exist as of 3/5/99.

2.   The above prices are dependent on terms listed herein.

















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                                    EXHIBIT C
                    PRICES FOR QUALIFICATION SAMPLE PRODUCTS


YEAR                                    1999              2000             2001
[***]                                   [***]             [***]            [***]



























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                                    EXHIBIT D

                 SUPPLIER WARRANTY AND REPLACEMENT PRODUCT TERMS

         This EXHIBIT D sets forth the terms of warranty for Products sold by Komag to WDC under the VPA. Further, this EXHIBIT D sets forth certain of the terms for Komag's supply to WDC of Products used by WDC to replace Product which may have failed, or which may be required due to failure of WDC disk drives, or Components of WDC's disk drives other than the Products. All terms not defined in this EXHIBIT D will have the meaning assigned them in the VPA. The terms and conditions of this EXHIBIT D will supersede any conflicting terms in the VPA, but only with respect to Replacement Products.


                             ARTICLE I: DEFINITIONS

         1.1 "REPLACEMENT PRODUCT" means a Unit ordered by WDC, to replace another Unit, which is identical to the Unit being replaced in design, process, and location, and either (a) due to a defect in manufacture or workmanship, did not, at the time of delivery to WDC, conform to the Specifications in effect at the time the Purchase Order for such Unit was issued; or (b) due to any other cause, including without limitation a failure of or damage by WDC disk drives or any Components thereof, fails or no longer conforms to the Specifications in effect at the time the Purchase Order for such Unit was issued.

         1.2 "END OF LIFE" of a WDC Program means the earlier of (a) the beginning of the first of two sequential Fiscal Quarters when WDC discontinues high volume purchasing of a Product for such Program, where high volume is defined as greater than [***] Units per Fiscal Quarter; or (b) when WDC first begins to purchase a Product used in such Program primarily for disk drive repair purposes.

         1.3 "REPLACEMENT PRODUCT PERIOD" means the relevant Replacement Product Period as set forth in Section 3.3.


                          ARTICLE II: LIMITED WARRANTY

         2.1 LIMITED WARRANTY. Komag warrants that during the period of one year after the WDC disk drive build date (but in no event later than 15 Days after the date of Komag's invoice) for a Unit of a Product ("WARRANTY TERM"), each such Unit shall (a) be new and conform to the Specifications in effect at the time the Purchase Order for such Unit is issued; and (b) be free from defects in materials, workmanship and title under normal use and operation (the "LIMITED WARRANTY"). WDC's sole remedy for a breach of the foregoing warranty will be limited to Komag issuing a credit to WDC in accordance with the terms set forth in Section 3.8. OTHER THAN AS SET FORTH IN

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                                   "[***]" INDICATES REDACTED INFORMATION FOR
                                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                 -----------------------------------------------



THIS SECTION 2.1, KOMAG DISCLAIMS ANY WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE WARRANTY IN THIS SECTION 2.1 NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR KOMAG ANY OTHER LIABILITIES IN CONNECTION WITH THE SALE OF THE PRODUCTS. The aforesaid warranty and WDC's remedies thereunder are solely for the benefit of WDC and its subsidiaries and will not be extended or construed to extend to any other entity whatsoever.

         2.2 LIMITATION OF LIABILITY. EXCEPT AS SPECIFICALLY PROVIDED IN SECTION
5.2 OF THIS EXHIBIT D, INDEPENDENTLY OF ANY OTHER REMEDY LIMITATION HEREOF AND NOTWITHSTANDING ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY SUCH LIMITED REMEDY, KOMAG WILL NOT BE LIABLE FOR ANY LIABILITY UNDER THIS EXHIBIT D, INCLUDING WITHOUT LIMITATION LOST PROFITS, COST OF PROCUREMENT OF SUBSTITUTE GOODS OR FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOSS OF DATA HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY RESULTING FROM THIS EXHIBIT D OR FROM THE USE OF THE PRODUCTS IN ANY MANNER, AND WHETHER OR NOT KOMAG HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

         2.3 WARRANTY PROCEDURE. The parties agree to use the process described in the Warranty Verification and Disposition flow chart set forth in ATTACHMENT 1 to manage and dispose of the Products returned to WDC under warranty.


                        ARTICLE III: REPLACEMENT PRODUCTS

         3.1 PRICES. On a quarterly basis, the parties shall agree to Replacement Product prices for the upcoming Fiscal Quarter, within the parameters set forth in ATTACHMENT 2 hereto.

         3.2 PROCEDURE FOR RETURNS. WDC shall return or destroy, according to Komag's instruction, all Units for which WDC seeks replacement by Komag, whether or not such Units are covered by the Limited Warranty. Komag shall issue an RMA for all Units WDC wishes to return.

         3.3 REPLACEMENT PRODUCT PERIOD. During the Replacement Product Period for each Product, Komag shall make available Replacement Products to WDC under the terms of this EXHIBIT D. The Replacement Product Periods for the Products and Programs listed on ATTACHMENT 2 will be as indicated therein. For any Products or Programs whose Replacement Product Period is not listed therein, Komag shall provide

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                                   "[***]" INDICATES REDACTED INFORMATION FOR
                                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                 -----------------------------------------------



Replacement Products for two years following the End of Life of the applicable Program. Notwithstanding the foregoing, (a) upon the occasion of a major process change, or a change that requires Komag to maintain a set of equipment which is not being used for volume production of other Komag products; or (b) if Komag intends to discontinue operation of a factory or production line for such Product or Program; then (w) Komag shall notify WDC as soon in advance as reasonably practical; (x) the parties shall meet and agree on a one-time, firm, non-cancelable purchase order for such Replacement Products; (y) notwithstanding the provisions of Section 4.2 of this EXHIBIT D, such purchase order may be for less than the minimum of Units required in Section 4.2 of this EXHIBIT D, but the maximum prices and maximum price increases of ATTACHMENT 2 will nevertheless apply; and (z) WDC shall purchase all the Units ordered thereunder within an agreed-upon period of time. Thereafter, Komag shall have no obligation to supply such Replacement Products. The parties acknowledge that for the Products listed in ATTACHMENT 2, there may be occasions which, due to material changes in Komag's production process (such as the shift from Tucson / Phase 0 to Chandler / ILE; or aluminum substrate to glass substrate) may require a change in the Replacement Product Period, and if so, the parties shall negotiate in good faith a Replacement Product Period that reflects such material change.

         3.4 TRACKING. The parties acknowledge that pursuant to the Asset Purchase Agreement, at Closing (as such term is defined in the Asset Purchase Agreement), Komag will take over from WDC production of certain Product inventory and WIP. On or before Closing, WDC shall develop a method to track Media made by those processes used by WDC at its "Santa Clara Media Operation" prior to the Closing ("WDC PROCESSES"), sufficient to differentiate between Media made by the WDC Processes prior to Closing (such units, "SANTA CLARA PRE-CLOSING UNITS") and Product made by the WDC Processes after Closing. Such method will include [***] Until WDC establishes such method of tracking, all Units that Komag and WDC reasonably determine are made using WDC Processes will be deemed Santa Clara Pre-Closing Units.

         3.5 SUPPLY OF REPLACEMENT PRODUCT FOR SANTA CLARA PRE-CLOSING UNITS. For Santa Clara Pre-Closing Units of Products included in ATTACHMENT 2, Komag will supply Replacement Product as indicated therein. The terms of this EXHIBIT D with respect to forecasting, placement of purchase orders and pricing will apply to such Replacement Product. Notwithstanding the foregoing, nothing in this VPA shall require Komag to supply the following Products to WDC: [***].

         3.6 CALCULATING THE PERCENTAGE OF WDC LIABILITY. The parties acknowledge that Units may not conform to the Specifications due to various causes, including without limitation (a) defects covered by the Limited Warranty and occurring within the Warranty Term; (b) damage to such Units caused by WDC disk drives or by Components thereof other than the Products; and (c) defects or damage not occurring within the Warranty Term. For Units that do not conform to the Specifications, for whatever reason, during

                                 -----------------------------------------------
                                   "[***]" INDICATES REDACTED INFORMATION FOR
                                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                 -----------------------------------------------



the Replacement Product Term, WDC shall provide reasonably sufficient data on Units that are removed from failed drives to assess (x) cause of failure and (y) whether the Units are within the Warranty Term. By mutual engineering analysis of such data, WDC and Komag shall agree on the percentage of WDC's liability ("%BL") for such failures. Such determination will be based on a percentage equal to the number of Units of a Product that fail, due to all causes other than failure of the Units to conform to the Limited Warranty during the Warranty Term, divided by the total Units of a Product that fail. %BL will be determined for each Program through the use of the Media Warranty Verification and Disposition Process specified in ATTACHMENT 1. Any Unit that is modified, misused, or damaged after delivery of such Unit to WDC will be included in the numerator of fraction that determines the %BL.

         3.7 PRICING FOR REPLACEMENT PRODUCT. Prices for Replacement Products ("BASE LINE PRICE" or "BP"), whether such Products are subject to the Limited Warranty or not, will be [***].

         3.8 CREDIT VALUE. The credit value ("CV") will be calculated for each Product and Program as shown below. [***]

         3.9 ISSUANCE OF CREDIT VOUCHER. No later than seven days after the end of each month, Komag shall issue to WDC a credit voucher in the amount of the CV for Units returned during such month.


            ARTICLE IV: FORECASTING, PURCHASE ORDERS AND FULFILLMENT

         4.1 REPLACEMENT PRODUCT FORECAST. Each month commencing on the Effective Date, for each Product, WDC shall provide Komag with a forecast of WDC's requirements for each Replacement Product during the Replacement Product Period, which forecast must be based on an estimated failure rate for the relevant Product. WDC's Replacement Product forecast will include weekly requirements for the first 13 weeks, monthly requirements for the 14th to 26th weeks, and Fiscal Quarterly requirements for the balance of the Replacement Product Period. This Replacement Product forecast does not constitute a purchase order. Within five Business Days of receiving WDC's forecast, Komag shall provide feedback to WDC to support or challenge the validity of the forecast, including a tentative delivery schedule.

         4.2 PURCHASE ORDERS. WDC shall, no later than 60 Days before the beginning of each Fiscal Quarter, submit to Komag a firm, non-cancelable purchase order for Replacement Products for such Fiscal Quarter. Komag will not be obligated to supply Units of Replacement Products ordered for each Program by WDC for any Fiscal Quarter, in excess of 25% over the Units of Replacement Products forecasted by WDC for such Program for such Replacement Product for such Fiscal Quarter, but Komag shall use commercially reasonable efforts to supply such Replacement Products. Except as

                                 -----------------------------------------------
                                   "[***]" INDICATES REDACTED INFORMATION FOR
                                    WHICH CONFIDENTIAL TREATMENT IS REQUESTED
                                 -----------------------------------------------



otherwise expressly provided herein, each purchase order for a particular Product shall be for at least (a) [***] Units for Products made using in-line sputtering; and (b) [***] for Products made using static sputtering. Except as otherwise provided in Section 3.3 following Komag's notice as required therein, in the event that WDC desires to place an order for a last-time buy of fewer than such number of Units, the parties shall first agree to an appropriate Price for such purchase order, which Price shall not be limited by the maximum percentage price increases and maximum prices set forth in ATTACHMENT 2.

         4.3 LIABILITY LIMITATION. WDC's liability for cancellation of purchase orders for Replacement Products shall not exceed the quantities and Prices specified in the applicable purchase order.


                         ARTICLE V: DELIVERY OBLIGATIONS

         5.1 KOMAG FAILURE ANALYSIS OBLIGATIONS. Komag shall use commercially reasonable efforts to ensure that Komag is capable of executing failure analysis for Products corresponding to the relevant Replacement Products during the Replacement Product Period.

         5.2  [***]

         5.3 INCREASED FORECASTS. If WDC's Replacement Product requirements forecasted under Section 4.1 of this EXHIBIT D for a Fiscal Quarter increases by more than [***]% from the previous Fiscal Quarter's forecast, then [***]

         5.4 [***] EXCEPTION. Section 5.2 of this EXHIBIT D will apply to the [***] Program for only so long as WDC places purchase orders for and purchases [***] Units or more of Replacement Product for the [***] in each Fiscal Quarter. In the event that WDC does not do so, Komag will notify WDC that WDC may make a last-time buy and will not be obligated to reimburse WDC under Section 5.2 of this EXHIBIT D for forecasts based on sales of disk drives in the [***] for any cost in or after the first Fiscal Quarter in which WDC fails to do so. In the event that WDC desires to place an order for a last-time buy of fewer than [***] of such Units, the parties shall first agree to an appropriate Price for such purchase order, which Price shall not be limited by the maximum percentage price increases and maximum prices set forth in ATTACHMENT 2.

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                                   "[***]" INDICATES REDACTED INFORMATION FOR
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                                 -----------------------------------------------



                                  ATTACHMENT 1

                WARRANTY VERIFICATION AND DISPOSITION FLOW CHART



                                      [***]

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                                   "[***]" INDICATES REDACTED INFORMATION FOR
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                                  ATTACHMENT 1
                              MEDIA-PRICING TABLE



-------------------------------------------------------------------------------------------------------------------
    PROGRAM        PRICE AT START OF      MAXIMUM %          START OF REPLACEMENT PRODUCT PERIOD     MAXIMUM PRICE
                      END OF LIFE      PERIOD INCREASE        END OF REPLACEMENT PRODUCT PERIOD         DURING
                        PERIOD           PER FISCAL                                                  REPLACEMENT
                                         QUARTER                                                    PRODUCT PERIOD
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
-------------------------------------------------------------------------------------------------------------------
     [***]              [***]              [***]                 [***]                  [***]            [***]
---------------- -------------------- ----------------- ------------------------ ----------------------------------



[***]